SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the registrant      [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box: [ ]

       [X]  Preliminary Proxy Statement           [ ]  Confidential, For Use
       [ ]  Definitive Proxy Statement                 of the Commission
       [ ]  Definitive Additional Materials            Only (as permitted by
       [ ]  Soliciting Material Pursuant to Rule       Rule 14-a-6(e)(2)
            14a-11(c) or Rule 14a-12

                             ZiaSun Technologies, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

     (3)  Filing party:

--------------------------------------------------------------------------------

     (4)  Date filed:

--------------------------------------------------------------------------------

                            ZiaSun Technologies, Inc.
                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD NOVEMBER 3, 2000

To The Shareholders:

     The Annual Meeting of Shareholders of ZiaSun Technologies, Inc., will be held at the Del Mar Hilton located at 15575 Jimmy Durante Blvd, Del Mar, California 92014, on November 3, 2000, at 9:30 a.m. Pacific Standard Time, for the following purposes:

          1. To elect 5 Directors for a term of one (1) year each;

          2. To approve the proposal to amend the Company's Articles of Incorporation to increase the number of common shares which the Company is authorized to issue to 250,000,000 shares of Common Stock, $0.001 par value;

          3. To approve the adoption of the Restated Bylaws;

          4. To approve the adoption of the 1999 Stock Option Plan, as amended;

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record as of the close of business on September 15, 2000, are entitled to notice and to vote at this meeting or any postponements or adjournments. A complete list of the shareholders entitled to vote at the meeting will be open to the examination by any shareholder, for any purpose germane to the meeting, during normal business hours for ten (10) days prior to the date of the meeting, at the Company's offices at 462 Stevens Avenue, Suite 106, Solana Beach, CA 92075

     A copy of the Annual Report for 1999 is being mailed with this proxy material.

     Attendance at the Annual Meeting will be limited to shareholders of the Company. Shareholders will be required to furnish proof of ownership of the Company's common stock before being admitted to the meeting. Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership in the Company's Stock. Directions to the meeting's location accompany the Proxy Statement.

     Whether or not you expect to attend in person, we urge you to sign, date and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum and your representation at the meeting. Promptly signing, dating and returning the Proxy will save the Company the expense and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

     If you plan on being in attendance in person, call ZiaSun's corporate office at (858) 350-4060 and confirm your attendance.

                                By Order of the Board of Directors


                                /S/ Allen D. Hardman
                                Allen D. Hardman
October __, 2000                President and Chief Executive Officer
Solana Beach, California

                                Directions to the

                       2000 Annual Meeting of Shareholders

                                 to be held at:

                                 Del Mar Hilton
                            15575 Jimmy Durante Blvd.
                         Del Mar, California 92014-1901
                     Tel: (858) 792-5200 Fax: (858) 792-9538


                               Driving Directions
                               ------------------
From San Diego:
--------------

Take I-5 Freeway North To Via De La Valle Exit, Turn Left And Go The Second Light (Jimmy Durante Blvd), Turn Left Onto Jimmy Durante Blvd.

From Los Angeles:
----------------

Take I-5 Freeway South To The Via De La Valle Exit; Go Right To Jimmy Durante Blvd; Make Left At First Stoplight (Jimmy Durante Blvd).


                            [MAP TO DEL MAR HILTON]

                            ZiaSun Technologies, Inc.
                          462 Stevens Avenue, Suite 106
                             Solana Beach, CA 92075

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

                               PROCEDURAL MATTERS
                               ------------------
General
-------

     The enclosed Proxy Statement, which was first mailed to shareholders on October __, 2000, is furnished in connection with the solicitation of proxies by the Board of Directors of ZiaSun Technologies, Inc. (the "Company") to be voted at the Annual Meeting of Shareholders of the Company, to be held on November 3, 2000, at 9:30 am local time, at the Del Mar Hilton located at 15575 Jimmy Durante Blvd, Del Mar, California, 92014, whose telephone number is (858) 792-5200, for purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Directions to the meeting room will be posted in the lobby. When proxies are properly dated, executed and returned, the shares they represent will be voted at the meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein and, at the discretion of the proxy holders, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Record Date and Voting Securities
---------------------------------

     Shareholders of record at the close of business on September 15, 2000, (the "Record Date") will be entitled to vote at the meeting on the basis of one vote for each share held. On September 15, 2000, there were 32,330,170 shares of the common stock outstanding, held of record by approximately 474 shareholders.

Revocability of Proxies
-----------------------

     Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the meeting or by executing another proxy dated as of a later date.

Solicitation
------------

     The cost of solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The Company's directors, officers and employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or telegram. Although the exact cost of preparation, mailing and holding of the meeting is not known at this time, it is anticipated that the cost will be approximately $20,000.

Voting Rights
-------------

     Under the Nevada Revised Business Corporation Act and the Company's Articles of Incorporation, as amended and its Bylaws, the holders of Common Stock shall be entitled to one vote for each share of Company's Common stock held at the Record Date for all matters, including the election of directors. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD," OR "ABSTAIN" are treated as being present at the Annual Meeting for the purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matters. Abstentions will not be counted as a vote "FOR" or "AGAINST" a proposal. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for the purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus a broker non-vote will not effect the outcome of the voting on a proposal. Except with respect to elections of directors, any shareholder entitled to vote may vote part of his or her shares in favor of a proposal and refrain from voting the remaining shares or vote them against the proposal. If a shareholder fails to specify the number of shares he or she is affirmatively voting, it will be conclusively presumed that the shareholder's approving vote is cast with respect to all shares the shareholder is entitled to vote.

     With respect to voting on the election of directors, shareholders shall not be entitled to cumulate votes. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Votes cast against a candidate or which are withheld shall have no effect. Upon the demand of any shareholder made before the voting begins, the election of directors shall be by ballot rather than by voice vote. The proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors' nominees as possible.

Voting Proxies
--------------

     The shares of common stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the shareholders. If no specification is made, the shares will be voted "FOR" the nominees named herein as directors, or their respective substitute as may be appointed by the Board of Directors and "FOR" all other proposals.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

     The following table sets forth security ownership information as of the close of business on September 15, 2000, for individuals or entities in the following categories at the Company's fiscal year end: (i) persons known by the Company to own beneficially more than five percent (5%) of the Company's Common stock, (ii) each director, (iii) each Named Executive Officer listed in the "Summary Compensation Table" set forth herein, and (iv) all directors and executive officers as a group. Said percentages are based on the total number of shares issued and outstanding as of September 15, 2000.

                    Amount and Nature of Beneficial Ownership
                    -----------------------------------------
                                             Presently
Executive Officers, Directors     Common     Exercisable
And Principal Shareholders        Stock      Options        Total        Percent
--------------------------------------------------------------------------------
D. Scott Elder                   3,787,053   12,500        3,799,553      11.75%
5252 North Edgewood Drive
Suite 325
Provo Utah 84604

Ross W. Jardine                  3,787,053   12,500        3,799,553      11.75%
5252 North Edgewood Drive
Suite 325
Provo Utah 84604

Momentum Media Ltd.              3,499,980        0        3,499,980      10.83%
304  Dominion Centre
43 Queen's Road
East Wanchai, Hong Kong

Hans Von Meiss                   150,000          0          150,000          *
Rebwiesstrasse 31
8702 Zollikon Switzerland

Allen D. Hardman                 75,000      32,500          112,500          *
462 Stevens Avenue
Suite 106
Solana Beach, CA 92075

Christopher D. Outram             7,350           0            7,350          *
65 Kingway
London, WC2B 6TD
United Kingdom

All Directors and Officers    7,806,456           0        7,806,456      24.15%
as a Group (5 persons)
----------------------------
         * Represents less than one percent

Section 16(a) Compliance
------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of Common Stock of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, with respect to the quarter ended June 30, 2000, all Section 16(a) filing requirements applicable to each person who, was an officer, director and greater than ten percent beneficial owner, were complied with, with the exception of (a) the failure of Mr. Anthony Tobin, a former officer and director of the Company and the principal of Vulcan Consultants Limited, to file a Form 4, Change of Statement of Beneficial Ownership with regard to the sale of 275,000 shares of common stock of the Company in a private transaction, and (b) the Initial Statements of Beneficial Ownership for Hans von Meiss and Christopher D. Outram, outside directors of the Company which were filed late. In the case of Messrs. Von Meiss and Outram, this was corrected by a subsequent filing.


                                   PROPOSAL 1.
                                   -----------

                              ELECTION OF DIRECTORS
                              ---------------------

     Five directors are to be elected at the annual meeting, to hold office for a term of one (1) year. It is intended that the accompanying Proxy will be voted in favor of the nominees to serve as directors unless the shareholder indicates to the contrary on the Proxy. Management expects that the nominees will be available for election, but if any such nominee is not a candidate at the time the election occurs, it is intended that such Proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy. Votes withheld will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting but have no other legal effect upon the election of directors under Nevada law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW TO THE BOARD OF DIRECTORS

               PRESENT DIRECTORS WHO ARE NOMINEES FOR RE-ELECTION

                                                           Position
     Name of Nominee               Age              (Proposed Term as Director)
     ---------------               ---              ---------------------------
     Allen D. Hardman               59              Director - 1 Year

     D. Scott Elder                 41              Director - 1 Year

     Ross W. Jardine                38              Director - 1 Year

     Hans Von Meiss                 52              Director - 1 Year

     Christopher D. Outram          51              Director - 1 Year

Nominees
--------

     ALLEN D. HARDMAN was appointed as a Director and the Vice President of the Company on October 5, 1999. In April 2000 Mr. Hardman was appointed as President and Chief Executive Office of the Company. Mr. Hardman earned an Industrial Engineering Technical Diploma from the University of Utah in 1966 and a Bachelors Degree in Business Administration from California State University in 1975. Mr. Hardman served as the Managing Director of Business Development for Roeslein & Associates from June 1993 through June 1997. Mr. Hardman was the Vice President of Operations of Best way USA from July 1997 until the Company's spin-off of Best way USA in October 1998. Mr. Hardman has 35 years of varied business experience, some with small companies and some with mid-to-large corporations. His work experience includes president for a company furnishing pre-assembled manufacturing systems on a global basis, director of business development for industrial manufacturing systems, national sales manager for systems products, manufacturing engineering, product and systems engineering, consulting engineering, operations management, project management for multi-million dollar projects installed worldwide, manufacturing quality control and customer service management.

     During the last several years, and particularly the last two years, Mr. Hardman has restructured several small businesses to either establish their viability as an enterprise and/or increase their operating proficiency and potential for profitability. He has also been intimately involved in identifying and establishing some strategic partner alliances and/or joint ventures. This allowed the companies involved to improve their respective competitive position(s) in the marketplace through improved product or intellectual property designs, which resulted from the synergy realized by combining their individual product offerings.

     D. SCOTT ELDER was elected as a director of the Company in May 1999, and as the Chairman of the Board in June 1999. From 1994 to 1997, Mr. Elder owned and operated two consulting businesses, D. Scott Elder & Associates and The Business Alliance Company, which developed marketing and training programs. In 1998 Mr. Elder continued to operate the consulting business of D. Scott Elder& Associates and founded OIA with Ross W. Jardine. Mr. Elder served as the President of OIA until his appointment as the CEO and Chairman of the Board of the Company in June 1999. Mr. Elder has a degree in Communications from Brigham Young University and an M.B.A. from the University of Phoenix in 1997. Mr. Elder is also currently the Vice President of Online Investors Advantage, Inc., a Utah Corporation ("OIA"), a company he co-founded with Ross Jardine in 1997. OIA provides educational workshops and video-based home study training programs that teach people how to use its Investor Toolbox web site in order to make sound stock investing decisions and manage their own stock investments. The Company recently acquired OIA.

     Before devoting full time to OIA, Mr. Elder was the owner of The Business Alliance Company, which developed joint-venture marketing and training programs. Some of the companies Mr. Elder has developed joint-venture projects with include General Mills, Procter & Gamble, Rubbermaid, and Zane Publishing, a company that markets educational programs through Amway.

     ROSS W. JARDINE was appointed as a director of the Company on April 7, 1999, and is also the President of Online Investors Advantage, Inc., a Utah Corporation ("OIA") a wholly owned subsidiary of the Company. Mr. Jardine graduated cum laude from Brigham Young University in 1987 with a degree in communications. In 1990 Mr. Jardine founded Jacobson & Jardine, Inc. a Sports Marketing and Promotion company. Mr. Jardine served as President until August 1994 during which time Mr. Jardine was responsible for operations and the developed and marketed licensed products for major sporting events. These clients included National Football League, Indy 500, Kentucky Derby, America's Cup 1992, Nabisco, Albertsons, Coca Cola, Fisher Price, American Home Products, RJ Reynolds and many others. In 1994 he became interested in the Internet and moved his business online. This experience led him to start a consulting business focused on teaching other business owners how to get their own businesses online. Mr. Jardine founded Electronic Marketing Services (later renamed iMALL, Inc) in 1994 and served as President until January 1996. From January 1996 through August 1997 Mr. Jardine served as speaker/consultant for iMALL. iMALL went public in 1996 was recently sold to Excite@home for $425 million.

     In 1997 Mr. Jardine left iMALL to focus on creating a program to train investors in using the Internet to invest. Together with D. Scott Elder, Mr. Jardine founded OIA, (www.i-advantage.com), a company focused on teaching people how to invest using their personal computers and the Internet. The Company quickly established itself as a leader in online investor education, and is highly recommended by the Security Blanket.com, (www.thesecurityblanket.com). OIA conducts dozens of workshops and seminars in cities around the country where investors learn to use the most advanced investment tools available on the Internet. Mr. Jardine serves as President of OIA and conducts many of the training programs put on by OIA.

     HAN VON MEISS was appointed as a director of the Company on January 17, 2000. Mr. Von Meiss received a Bachelors Degree in Economics in 1973 from the University of St. Gallen, Switzerland. After receiving an MBA in 1977 from INSEAD, Fountaine bleau, France, he spent seven years in investment banking with Bankers Trust International Ltd. and Chase Manhattan Ltd. in London. Then, from 1984 to 1988, Mr. von Meiss served as the CEO of Dr. Ing. Koenig AG, a leading Swiss service center for flat steel and industrial fasteners. He spent the following 3 years from 1988 to 1991 in financial consulting. Then, in 1991, Mr. von Meiss became the CEO of a publicly-quoted Dutch company after its privatization from the Dutch Government, and served in that position until 1994. In 1994, he became the CEO of Swiss Textile Group via an acquisition and completed a turnaround and eventual sale of the business in 1997. Since 1997, Mr. Von Meiss has been involved in financial management and consulting, and pursued investments in Internet-related businesses. He also serves on the Board of a private bank, an industrial concern, an M&A consulting Company, and his own company, G. von Meiss AG.

     CHRISTOPHER D. OUTRAM Was appointed as a director of the Company on April 21, 2000. Mr. Outram received double first class honors in mechanical engineering and industrial economics in 1972 from the University of Birmingham in the UK. He also received the Engineering and the Economics prizes for his course. Following university, Mr. Outram pursued a career in Marketing and Accountancy with Mobile Oil Company, Air Products Limited and CCL Systems. He then attended INSEAD Business School in France, where he graduated with an MBA with distinction. Following 2 years at the world-renowned strategy consultancy, The Boston Consulting Group, Mr. Outram became Strategic Planning Director of one of its clients, The Van Gelder Paper Company in the Netherlands. Two years later Mr. Outram joined Booz Allen & Hamilton in London, where he was elected Partner in 1986. 1987 saw the creation of OC&C Strategy Consultants (OC&C) of which Mr. Outram was the founding Director. OC&C now operates directly and through alliances on a global basis and can deploy in excess of 200 consultants. OC&C and its sister firms advise clients on strategy, strategic business development and M&A activity. Some 70% of the company business is now related to the Internet. The consultancy advises large corporations, as well as smaller start-ups, regarding their Internet strategies. The combined understanding of the operating dynamics of both large and small players in the Internet arena has allowed OC&C to develop very creative and ambitious strategies for its clients. Mr. Outram has also been instrumental in the creation of e-commerce venturing businesses, both in Silicon Valley in the U.S., as well as in Europe.

           INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES
           -----------------------------------------------------------

     During calendar 1999, three meetings (including regularly scheduled and special meetings) of the Board of Directors were held. The Board of Directors has a Compensation Committee (the "Compensation Committee"), an Audit Committee (the "Audit Committee"), and a Stock Option Plan Committee (the "Plan Committee" or "Plan Administrator"). Messrs. Jardine, Von Meiss and Outram serve as members of the Compensation Committee and also serve as members of the Audit Committee. The Compensation Committee reviews and makes recommendations regarding annual compensation for Company officers, and the Audit Committee oversees the Company's financial reporting process on behalf of the Company's Board of Directors. The Compensation and Audit Committees were established in April of 2000, and as such there were no meetings of the Compensation or Audit Committees during 1999. Directors who served during 1999 attended all the meetings of the Board of Directors of the Company. Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and the committees.

     Messrs. Jardine, Hardman and Mr. Eric Montandon, the President of Momentum Asia Inc., a wholly owned subsidiary of the Company, serve as members of the Plan Committee. The Plan Committee shall effect the grant of options under the Company's 1999 Stock Option Plan (the "Plan") by execution of instruments in writing in a form approved by the Committee. Subject to the express terms and conditions of the Plan, the Committee shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or options and to make all other determinations necessary or advisable for the Plan's administration.

Compensation of Directors and Executive Officers
------------------------------------------------

     The following table sets forth the aggregate compensation paid by the Company for services rendered during the periods indicated:


                                                      SUMMARY COMPENSATION TABLE
                                                      ---------------------------

                                                                            Long Term Compensation
                                                                 --------------------------------------------------
                                  Annual Compensation                           Awards              Payouts
                    -----------------------------------------------------------------------------------------------
                                                                                Securities               All
                                                       Other                    Underlying               Other
                                                       Annual    Restricted     Options/       LTIP      Compen-
Name and            Year or                            Compen-   Stock          SAR's          Payouts   sation
Principal           Period    Salary         Bonus     sation)   Awards         (#)            ($)       ($)
Position            Ended     ($)            ($)       ($)
(a)                 (b)       (c)            (d)       (e)       (f)            (g)            (h)       (i)
-------------------------------------------------------------------------------------------------------------------
Allen D. Hardman(1) 1999      $132,000       0         0         0              0              0         0
President and CEO   1998      $132,000       0         0         0              0              0         0
                    1997      $120,000       0         0         0              100,000        0         0

Anthony L. Tobin(2) 1999      $120,000       0         0         0              0              0         0
Vice President      1998      $121,800       0         $31,200   0              0              0         0
and COO of          1997      0              0         0         0              0              0         0
Asia Operations

D. Scott Elder(3)   1999      $102,360       $40,930   0         0              0              0         378,000
Chairman of the     1998      $ 31,500       0         0         0              0              0         174,127
Board of Directors  1997      $0             0         0         0              0              0         0

Dennis E. McGrory   1999      $0             0         0         0              0              0         0
Secretary           1998      $0             0         0         0              0              0         0
                    1997      $0             0         0         0              0              0         0

Ross D. Jardine     1999      $ 46,860       $123,430  0         0              0              0         378,000
President of  OIA   1998      $0             0         0         0              0              0         208,520
                    1997      $0             0         0         0              0              0         0

Hans Von Meiss      1999      $0             0         0         0              0              0         0
Director            1998      $0             0         0         0              0              0         0
                    1997      $0             0         0         0              0              0         0

---------------------------------------

(1) Mr. Hardman, the President and CEO of the Company is currently subject to an Employment Agreement with the Company. See "Employment Contracts" below.

(2) Mr. Tobin who resigned as an officer and director of the Company effective as of April 21, 2000, is the owner of Crossbow Consultants Limited which previously received $10,000 per month from the Company's prior subsidiary, Momentum Internet Incorporated, for the services provided by Crossbow Consultants. In 1999, Crossbow received a total of $120,000 from the Company's subsidiary, Momentum Internet Incorporated, for the services provided by Crossbow Consultants. On September 13, 2000, the Company completed the sale of Momentum Internet Inc., to Vulcan Consultants Limited, thereby divesting any interest in Momentum Internet Inc., and subsidiaries and website of Momentum Internet Inc., which the Company had.

     In 1998 in addition to the $10,000 per month Crossbow received, Mr. Tobin through his employment agreement with Momentum Associates Limited, a subsidiary of Momentum Internet Incorporated, also received a monthly housing allowance of approximately $2,600 and a management fee of approximately $150 per month, for total 1998 compensation of $153,000.

(3) In 1999, Mr. Elder received a base salary of $102,360, a bonus of $40,930 and $378,000 in payment of deferred compensation from OIA, for total 1999 compensation of $521,290. In 1998, Mr. Elder received a base salary of $31,500, consulting fees of $24,127, and $150,000 in payment of deferred compensation, for total 1998 compensation of $205,627.

(4)  Dennis McGrory resigned as the Secretary of the Company on July 12, 2000.

(5) In 1999, Mr. Jardine received a base salary of $46,860, a bonus of $123,430 and $378,000 in payment of deferred compensation from OIA, for total 1999 compensation of $548,290. In 1998, Mr. Jardine received consulting fees of $58,520 and $150,000 in payment of deferred compensation from OIA, for total 1998 compensation of $208,520.

Employment Contracts
--------------------

     Allen D. Hardman, the President and CEO and a director of the Company has an Employment Agreement with the Company which commenced on July 1, 1997 for a term of 5 years. Pursuant to the terms of the agreement, the Company's board of directors may, in its sole discretion, grant raises, bonuses, etc. in an amount not less that the cost of living increase for the greater San Diego area. Additionally, Mr. Hardman's Employment Agreement contains a stock option which entitles Mr. Hardman the option to purchase one hundred thousand (100,000)
shares of the Common Stock of the Company, at $2.00 per share, subject to adjustment for splits, in equal installments of twenty-five (25,000) shares each beginning after one (1) year of employment for consecutive years. To date Mr. Hardman has exercised the first 3 vested portions of the stock option. On August 2, 2000, the Company entered into an Amended and Restated Employment Agreement and Stock Option with Mr. Hardman. In conjunction with the appointment of Allen
D. Hardman as the President and CEO of the Company, Mr. Hardman received an increase in his annual salary to $200,000. Additionally, Mr. Hardman was granted an option to purchase an additional 50,000 shares of common stock of the Company pursuant to the terms of the Company's 1999 Stock Option Plan, with the exercise price of said options being the closing price as of the date of execution of the Amended and Restated Employment Agreement. The option shall vest and be exercisable immediately with regard to 50% of said option shares, and exercisable with regard to the remaining 50% of said shares as of May 1, 2002. The options shall be exercisable for a period of seven (7) years from the date of the grant.

Stock Options
-------------

     On December 15, 1999, the Board of Directors adopted the ZiaSun Technologies, Inc. 1999 Stock Option Plan (the "1999 "Plan"). The 1999 Plan allows the Company to attract and retain employees and directors of the Company and its subsidiaries and to provide such persons with incentives and awards for superior performance. The 1999 Plan is administered by a committee appointed by the Board of Directors of the Company, which has broad flexibility in designing stock-based incentives. The Board of Directors determines the number of shares granted and the option exercise price, but such exercise price of Incentive Stock Options (ISO) may not be less than one hundred percent of the fair market value of Common Stock on the grant date.

     On June 5, 2000, pursuant to the request of the California Department of Corporations in conjunction with the Company's Application for Qualification by Coordination of the 1999 Stock Option Plan and the issuance of the Company's Common Stock and Stock Options under the Plan, the Board of Directors adopted the Amended 1999 Stock Option Plan. The Plan was amended to clarify various matters in the Plan, including, but not limited to (a) that the Plan Administrator has the power to determine the fair market value of the shares of the Company's Common Stock and the value of each Incentive and Nonqualified Stock Option to be issued under the Plan based on the recent fair market price of securities of the same class that are publicly traded; (b) that with regard to the right to exercise an Incentive Stock Option, Nonqualified Stock Option and any Stock Option granted to any non-employee director, that in no event shall the right to exercise each of said options fall below the rate of at least 20% per year over five (5) years from the date the option is granted, subject to the condition of continued employment during such time; and (c) that at no time shall the total number of shares to be issued upon exercise of all outstanding options and the total number of shares called for under the Plan exceed a number of shares which is equal to 30% of the then outstanding shares of the Company. A copy of the Amended 1999 Stock Option Plan is attached hereto.

     On April 17, 2000, subsequent to the fiscal year ended December 31, 1999, the Company's Stock Option Committee granted a total of 272,400 Incentive Stock Options to the eligible employees of the Company and its subsidiaries, who have been continuously employed by the Company or a subsidiary of the Company, for a minimum of one (1) year. The exercise price of said options is $6.38, which was the closing price of the Company's common stock on April 17, 2000. The effective date of such grants was May 1, 2000. The options shall vest and be exercisable with regard to 50% of said shares immediately and exercisable with regard to the remaining 50% of said shares as of May 1, 2002. The options shall be exercisable for a period of seven (7) years from the date of the grant. However, as a result of the sale by the Company of Momentum Internet Inc. to Vulcan Consultants Limited, 39,000 of the above referenced options shall expire on October 13, 2000.

     As stated above Mr. Hardman has a stock option which entitles Mr. Hardman the option to purchase one hundred thousand (100,000) shares of the Common Stock of the Company, at $2.00 per share, in equal installments of twenty-five (25,000) shares each beginning after one (1) year of employment for 4 consecutive years. To date Mr. Hardman has exercised the first 3 vested portions of the stock option. Additionally, in conjunction with Mr. Hardman's appointment of President and CEO, Mr. Hardman was granted an option to purchase an additional 50,000 shares of common stock of the Company pursuant to the terms of the Company's 1999 Stock Option Plan, with the exercise price of said options being the closing price as of the date of execution of the Amended and Restated Employment Agreement which was $3.125. The option shall vest and be exercisable immediately with regard to 50% of said option shares, and exercisable with regard to the remaining 50% of said shares as of May 1, 2002. The options shall be exercisable for a period of seven (7) years from the date of the grant.

Option Grants Table
-------------------

     The following tables reflect certain information, with respect to stock options granted under the Company's stock option plans to certain executive officers and directors during fiscal 1999.


                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                     --------------------------------------

                        Number Of         % Of Total
                        Securities        Options
                        Underlying        Granted To    Exercise
                        Options           Employees     Or Base
                        Granted           In Fiscal     Price        Expiration
Name                    (#)               Year(%)       ($/Sh)(1)    Date
--------------------------------------------------------------------------------
Allen D. Hardman(1)(2)    0                0.00%           N/A        N/A
Ross W. Jardine(2)        0                0.00%           N/A        N/A
D. Scott Elder(2)         0                0.00%           N/A        N/A
Hans Von Meiss            0                0.00%           N/A        N/A
Christopher Outram        0                0.00%           N/A        N/A
Anthony D. Tobin(3)(4)    0                0.00%           N/A        N/A
Dennis McGrory(5)         0                0.00%           N/A        N/A

---------------------

(1) Does not include an option granted on August 2, 2000, to purchase 50,000 shares of common stock at exercise price of $3.125 of which 25,000 are presently exercisable with the remaining 25,000 of said options exercisable as of May 1, 2002. Said options expiring on August 2, 2007.

(2) Does not include an option granted on April 17, 2000, to purchase 25,000 shares of common stock at exercise price of $6.38 of which 12,500 of said options are presently exercisable with the remaining 12,500 of said options exercisable as of May 1, 2002. Said options expiring on April 30, 2007.

(3) Does not include an option granted on April 17, 2000, to purchase 25,000 shares of common stock at exercise price of $6.38 of which 12,500 of said options are presently exercisable with the remaining 12,500 of said options exercisable as of May 1, 2002. As a result of the sale by the Company of Momentum Internet Inc. to Vulcan Consultants Limited, the options expire on October 13, 2000.

(4) Anthony D. Tobin resigned as an officer and director of the Company effective as of April 21, 2000.

(5)  Dennis McGrory resigned as the Secretary of the Company on July 12, 2000.

Option Exercise and Year End-Value Table
----------------------------------------

     The following tables reflect certain information, with respect to the exercise of stock options by certain executive officers during fiscal 1999.


               AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
               ---------------------------------------------------

                                    Number Of
                                    Securities                Value Of
                                    Underlying                Unexercised
                                    Unexercised               In-The-Money
                                    Options At                Options At
                                    Fy-End(#)                 Fy-End($)(1)
                                    ------------------------------------------
                   Shares        Value
                   Acquired On   Realized   Exercisable(E)/    Exercisable(E)/
Name               Exercise(#)   ($)        Unexercisable(U)   Unexercisable(U)
--------------------------------------------------------------------------------
Allen D. Hardman   25,000        $200,0000     0(E)               0 (E)
                                               75,000 (U)         $838,500 (U)
Ross W. Jardine         0                0     0 (E) / 0 (U)      0 (E) / 0 (U)
D. Scott Elder          0                0     0 (E) / 0 (U)      0 (E) / 0 (U)
Hans Von Meiss          0                0     0 (E) / 0 (U)      0 (E) / 0 (U)
Christopher Outram      0                0     0 (E) / 0 (U)      0 (E) / 0 (U)
Anthony D. Tobin(1)     0                0     0 (E) / 0 (U)      0 (E) / 0 (U)
Dennis McGrory(2)       0                0     0 (E) / 0 (U)      0 (E) / 0 (U)

------------------

(1) Anthony D. Tobin resigned as an officer and director of the Company effective as of April 21, 2000.

(2)  Dennis McGrory resigned as the Secretary of the Company on July 12, 2000.

                                   PROPOSAL 2.
                                   -----------

AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF COMMON SHARES WHICH THE COMPANY IS AUTHORIZED TO ISSUE TO 250,000,000 SHARES OF COMMON STOCK, $0.001 PAR VALUE

     On April 21, 2000, the Company's Board of Directors approved the Amendment to the Company's Articles of Incorporation in order to increase the number of Common Shares which the Company is authorized to issue from 50,000,000 shares, $0.001 par value to 250,000,000 shares of Common Stock, $0.001 par value (the "Common Stock" or "Common Shares"). A copy of the proposed Certificate of Amendment to the Articles of Incorporation is attached hereto as Exhibit 1.

Vote Required For Adoption
--------------------------

     The affirmative vote of holders of a majority of the Common Shares entitled to vote at the meeting is required to approve the proposed amendment. If the shareholders do not approve the amendment, the Company's Amended and Restated Articles of Incorporation, as presently in effect, will continue in effect.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

                                   PROPOSAL 3.
                                   -----------

           RATIFICATION OF THE ADOPTION OF THE RESTATED COMPANY BYLAWS
           -----------------------------------------------------------

     On August 2, 2000, pursuant to the request of the California Department of Corporations on June 16, 2000, in conjunction with the Company's Application for Qualification by Coordination of the 1999 Stock Option Plan and the issuance of the Company's Common Stock and Stock Options under the Plan, the Board of Directors adopted the Restated Bylaws of the Company to (a) amend Section 2.02 to provide that special meetings of the shareholders may also be called by a vote of 10% of more of the outstanding shares; and (b) amend Section 3.04 to make it clear that directors may be removed with or without cause. A copy of the Restated Bylaws are attached hereto as Exhibit 2.

Vote Required For Adoption
--------------------------

     The affirmative vote of holders of a majority of the Common Shares entitled to vote at the meeting is required to approve the Restated Bylaws. If the shareholders do not approve the Restated Bylaws, the Company's current Amended and Restated Bylaws, as presently in effect, will continue to be the governing Bylaws of the Company.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

                                   PROPOSAL 4.
                                   -----------

     RATIFICATION OF THE ADOPTION OF THE 1999 STOCK OPTION PLAN, AS AMENDED
     -----------------------------------------------------------------------

     On December 15, 1999, the Board of Directors adopted the ZiaSun Technologies, Inc. 1999 Stock Option Plan (the "1999 `Plan"). The 1999 Plan allows the Company to attract and retain employees and directors of the Company and its subsidiaries and to provide such persons with incentives and awards for superior performance. The 1999 Plan is administered by a committee appointed by the Board of Directors of the Company, which has broad flexibility in designing stock-based incentives. The Board of Directors determines the number of shares granted and the option exercise price, but such exercise price of Incentive Stock Options (ISO) may not be less than one hundred percent of the fair market value of Common Stock on the grant date.

     On June 5, 2000, pursuant to the request of the California Department of Corporations in conjunction with the Company's Application for Qualification by Coordination of the 1999 Stock Option Plan and the issuance of the Company's Common Stock and Stock Options under the Plan, the Board of Directors adopted the Amended 1999 Stock Option Plan. The Plan was amended to clarify various matters in the Plan, including, but not limited to (a) that the Plan Administrator has the power to determine the fair market the shares of the Company's Common Stock and the value of each Incentive and Nonqualified Stock Option to be issued under the Plan based on the recent fair market price of securities of the same class that are publicly traded; (b) that with regard to the right to exercise an Incentive Stock Option, Nonqualified Stock Option and any Stock Option granted to any non-employee director, that in no event shall the right to exercise each of said options fall below the rate of at least 20% per year over five (5) years from the date the option is granted, subject to the condition of continued employment during such time; and (c) that at no time shall the total number of shares to be issued upon exercise of all outstanding options and the total number of shares called for under the Plan exceed a number of shares which is equal to 30% of the then outstanding shares of the Company. A copy of the Amended 1999 Stock Option Plan is attached hereto as Exhibit 3.

Vote Required For Adoption
--------------------------

     The affirmative vote of holders of a majority of the Common Shares entitled to vote at the meeting is requited to approve the proposed 1999 Stock Option Plan, as amended.

           THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVAL OF
                     THE 1999 STOCK OPTION PLAN, AS AMENDED

Deadline for Receipt of Shareholder Proposals for the 2001 Annual Meeting
-------------------------------------------------------------------------

     Proposals of shareholders of the Company, which are intended to be presented at the Company's next Annual Meeting of Shareholders, must be received by the Company no later than March 31, 2001, and otherwise be in compliance with the Company's Articles of Incorporation and Bylaws, as amended, and with applicable laws and regulations in order to be included in the Proxy Statement and form of Proxy relating to that meeting.

                                 OTHER BUSINESS
                                 --------------

     The Company knows of no other matters to be submitted at this meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                       By Order of the Board of Directors
                                       /S/ Allen D. Hardman
                                       Allen D. Hardman
October __, 2000                       President and Chief Executive Officer
Solana Beach, California


A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AND ITS MOST RECENT QUARTERLY REPORT ON 10-Q FOR THE QUARTER ENDED JUNE 30, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE AND CAN BE ACCESSED AND DOWNLOADED VIA THE INTERNET AT HTTP://WWW.SEC.GOV/CGI-BIN/SRCH-EDGAR, AND SIMPLY TYPING IN "ZIASUN", OR ITS CIK NUMBER "0001085705."

         OR, PLEASE WRITE TO:

         ZiaSun Technologies, Inc.
         Attn: Investor Relations
         462 Stevens Avenue
         Suite 106
         Solana Beach, CA 92075

                                                                    Appendix A

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------

     Allen D. Hardman, hereby certifies that:

     1. He is the President and acting Secretary of ZiaSun Technologies, Inc., a Nevada Corporation.

     2. Article 5., of the Articles of Incorporation of this Corporation is amended to read as follows:

          Article 5. The Corporation is authorized to issue one (1) class of shares to be designated as Common Stock ("Common Stock"). The total number of shares of Common Stock this Corporation shall have the authority to issue is Two Hundred Fifty Million Shares (250,000,000) with a par value of $0.001 per share.

     3.   The  current  number of  authorized  shares  before the  amendment  to
          Article 5., as set forth above is 50,000,000 shares of Common Stock, $0.001 Par Value.

     4. The number of authorized shares after the amendment to Article 5., as set forth above is 250,000,000 shares of Common Stock, $0.001 Par Value.

     5. The foregoing Restated Articles of Incorporation have been duly approved by the board of directors.

     6.   The  foregoing  Amended  Articles  of  Incorporation  have  been  duly approved by the  required  vote of  shareholders  in  accordance  with
          Section 78.3390 of the Nevada Revised Act. The total number of outstanding shares of the corporation is _________________. The number of votes entitled to be cast on the amendment is ____________ and the number of votes indisputably represented at the meeting at which the foregoing amendment was approved was _________________. The total number of undisputed votes cast for the amendment was ________________, which was sufficient for approval of the same.

     The undersigned declare under the penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge.

     Executed at San Diego, California on November __, 2000



                          ----------------------------------
                          By: Allen D. Hardman
                          Its: President and Acting Secretary

                                                                     Appendix B
                                 RESTATED BYLAWS

                                       OF

                            ZIASUN TECHNOLOGIES, INC.

                             (A Nevada Corporation)
================================================================================

                                   ARTICLE I.
                                   ----------

                                    OFFICES
                                    -------

     Section 1.01. Location of Offices. The corporation may maintain such offices within or without the State of Nevada as the Board of Directors may from time to time designate or require.

     Section 1.02. Principal Office. The address of the principal office of the corporation shall be at the address of the registered office of the corporation as so designated in the office of the Secretary of State of the state of incorporation, or at such other address as the Board of Directors shall from time to time determine.

                                   ARTICLE II.
                                   -----------

                             MEETING OF SHAREHOLDERS
                             -----------------------

     Section 2.01. Annual Meetings. The annual meeting of the shareholders shall be held on such date as the Board of Directors shall determine by resolution. If the election of directors shall not be held on the day thus designated for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be practical.

     Section 2.02. Special Meetings. Special meetings of the stockholders may be held at the office of the corporation in the State of Nevada, or elsewhere, whenever called by Board of Directors, or the Chairman of the Board of Directors, or the President, or the Secretary, or by one or more shareholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at any shareholder meeting. Not less than ten (10) nor more than sixty (60) days written notice of such meeting, specifying the day, hour and place, when and where such meeting shall be convened, and the objects for calling the same, shall be mailed in the United States Post Office, or via express or overnight mail, addressed to each of the stockholders of record at the time of issuing the notice, and at his, her, or its address last known, as the same appears on the books of the corporation.

     The written certificate of the officer or officers calling any special meeting setting forth the substance of the notice, and the time and place of the mailing of the same to the several stockholders, and the respective addresses to which the same were mailed, shall be prima facie evidence of the manner and fact of the calling and giving such notice.

     All business to be lawfully transacted by the stockholders of the corporation may be transacted at any special meeting or at the adjournment thereof. Only such business, however, shall be acted upon at special meeting of the stockholders as shall have been referred to in the notice calling such meetings; but at any stockholders' meeting at which all of the outstanding capital stock of the corporation is represented, either in person or by proxy, any lawful business may be transacted, and such meeting shall be valid for all purposes.

     Section 2.03. Place of Meetings. The Board of Directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual or special meeting. A waiver of notice, signed by all shareholders entitled to vote at a meeting, may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting. If no designation is made, the place of meeting shall be the registered office of the corporation in the state of incorporation.

                                                                    Appendix B

     Section 2.04. Notice of Meetings. Notification of the annual meeting shall state the purpose or purposes for which the meeting is called and the date, time, and the place, which may be within or without this state, where it is to be held. A copy of such notice shall be either delivered personally to, or shall be mailed with postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting. If mailed, notice shall be directed to a stockholder at his address as it appears upon the records of the corporation. Upon such mailing of any such notice, the service thereof shall be complete and the time of the notice shall begin to run from the date upon such notice is deposited in the mail for transmission to said stockholder. Personal delivery of such notice to any officer of a corporation, association, or any member of a partnership, shall constitute delivery of such notice to such corporation, association, or any member of a partnership.

     Section 2.05. Waiver of Notice. If all the stockholders of the corporation shall waive notice of the annual or special meeting, no notice of such meeting shall be required. Further, whenever all the stockholders shall meet in person or by proxy, such meeting shall be valid for all purposes without call or notice, and at such meeting any corporate action may be taken.

     Section 2.06. Default Notice. If the address of any stockholder does not appear upon the books of the corporation, it will be sufficient to address any notice to said stockholder at the registered office of the corporation within the state of Nevada.

     Section  2.07.   Fixing  Record  Date.   For  the  purpose  of  determining
shareholders entitled to notice of or to vote at any annual meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the corporation may provide that the share transfer books shall be closed, for the purpose of determining shareholders entitled to notice of or to vote at such meeting, but not for a period exceeding sixty (60) days. If the share transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at such meeting, such books shall be closed for at least ten (10) days immediately preceding such meeting.

     In lieu of closing the share transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting or to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof. Failure to comply with this Section shall not affect the validity of any action taken at a meeting of shareholders.

     Section 2.08. Voting Lists. At each meeting of the stockholders, a full, true and complete list, in alphabetical order, of all the stockholders entitled to vote at such meeting, and indicating the number of shares held by each, certified by the Secretary of the corporation, shall be furnished, which list shall be prepared not less than ten (10) nor more than sixty (60) days before such meeting, and shall be open to the inspection of the stockholders, or their agents or proxies, at the place where such meeting is to be held, and not less than ten (10) nor more than sixty (60) days prior thereto. Only the persons in whose names shares of stock are registered on the books of the corporation for not less than ten (10) nor more than sixty (60) days preceding the date of such meeting, as evidenced by the list of stockholders so furnished, shall be entitled to vote at such meeting. Proxies and powers of attorney to vote must be filed with the secretary of the corporation before an election or a meeting of the stockholders, or they cannot be used at such election or meeting.

     Section 2.09. Voting Rights. At each meeting of the stockholders, every stockholder shall be entitled to vote in person or by his or her duly authorized proxy appointed by instrument in writing subscribed by such stockholder or by his or her duly authorized attorney. Each stockholder shall have one (1) vote for each share of stock standing registered in his or her or its name on the books of the corporation. The votes for directors, and upon demand by any stockholder, the votes upon any question before the meeting, shall be by viva voce.

                                                                    Appendix B

     Section 2.10. Quorum. At all stockholders' meetings, the holders of a majority of the entire issued and outstanding capital stock of the corporation, shall constitute a quorum for all purposes of such meetings.

     If holders of the amount of stock necessary to constitute a quorum shall fail to attend, in person or by proxy, at the time and place fixed by these Bylaws for any annual meeting, or fixed by a notice as above provided for a special meeting, a majority in interest of the stockholders present in person or by proxy may adjourn from time to time without notice other than by announcement at the meeting, until holders of the amount of stock requisite to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted as originally called.

     Section 2.11. Proxies. At each meeting of the shareholders, each shareholder entitled to vote shall be entitled to vote in person or by proxy; provided, however, that the right to vote by proxy shall exist only in case the instrument authorizing such proxy to act shall have been executed in writing by the registered holder or holders of such shares, as the case may be, as shown on the share transfer of the corporation or by his or her or her attorney thereunto duly authorized in writing. Such instrument authorizing a proxy to act shall be delivered at the beginning of such meeting to the secretary of the corporation or to such other officer or person who may, in the absence of the secretary, be acting as secretary of the meeting. In the event that any such instrument shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or if only one be present, that one shall (unless the instrument shall otherwise provide) have all of the powers conferred by the instrument on all persons so designated. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held and the persons whose shares are pledged shall be entitled to vote, unless in the transfer by the pledge or on the books of the corporation he or she shall have expressly empowered the pledgee to vote thereon, in which case the pledgee, or his or her or her proxy, may represent such shares and vote thereon.

     Section 2.12. Voting Procedures. At each meeting of the stockholders, the polls shall be opened and closed; the proxies and ballots issued, received, and be taken in charge of, for the purpose of the meeting, and all questions touching the qualifications of voters and the validity of proxies, and the acceptance or rejection of votes, shall be decided by two (2) inspectors. The presiding officer of the meeting shall appoint such inspectors at or prior to the meeting.

     Section 2.13. Written Consent by Majority of Stockholders. In accordance with NRS 78.320(b)(2), any action which may be taken at any annual or special meeting of the stockholders may be taken without a meeting and without prior notice if consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consent is required.

     Section 2.14. Order of Business. At the stockholders' meetings, the regular order of business shall be as follows:

     (a)  Reading and approval of the Minutes of previous meeting or meetings;

     (b) Reports of the Board of Directors, the President, Chief Financial Officer and Secretary of the corporation in the order named;

     (c)  Reports of Committees;

     (d)  Election of Directors;

     (e)  Unfinished business;

     (f)  New business;

     (g)  Adjournment.

                                                                    Appendix B
                                  ARTICLE III.
                                  ------------

                          DIRECTORS AND THEIR MEETINGS
                          ----------------------------

     Section 3.01. General Powers. The property, affairs, and business of the corporation shall be managed by its Board of Directors. The Board of Directors is vested with the complete and unrestrained authority in the management of all the affairs of the corporation, and is authorized to exercise for such purpose as the General Agent of the corporation, its entire corporate authority. The Board of Directors may exercise all the powers of the corporation whether derived from law or the Articles of Incorporation, except such powers as are by statute, by the Articles of Incorporation or by these Bylaws, vested solely in the shareholders of the corporation.

     Section 3.02. Number, Term, and Qualifications. The Board of Directors of the corporation shall consist of such number, not less than three (3) or more than seven (7) persons or such number as shall be fixed from time to time by the Board of Directors. Each director shall hold office until the next annual meeting of shareholders of the corporation and until his or her successor shall have been duly elected and qualified. Directors need not be citizens of the United States or residents of the state of incorporation or shareholders of the corporation.

     Section 3.03. Resignations. A director may resign at any time by delivering a written resignation to either the president, a vice president, the secretary, or assistant secretary, if any. The resignation shall become effective on its acceptance by the Board of Directors; provided that if the board has not acted thereon within ten days from the date presented, the resignation shall be deemed accepted.

     Section 3.04. Removal. At a meeting expressly called for that purpose, one or more directors may be removed with or without cause, by a vote of a majority of the shares of outstanding stock of the corporation entitled to vote at an election of directors.

     Section 3.05. Vacancies and Newly Created Directorship. All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the Articles of Incorporation.

     Section 3.06. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this bylaw immediately following, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide by resolution the time and place, either within or without the state of incorporation, for the holding of additional regular meetings without other notice than such resolution.

     Section 3.07. Special Meetings. Special meetings of the Board of Directors may be held on the call of the Chairman of the Board, Chief Executive Officer, President, Vice President, Chief Financial Officer or Secretary on at least one
(1) day notice by mail, facsimile, e-mail or telegraph to directors' resident in the State of Nevada, and on at least three (3) days notice by mail, or three (3) days notice by mail, facsimile, e-mail or telegraph, to directors not resident in said state.

     Any meeting of the Board, no matter where held, at which all of the members shall be present, even though without or of which notice shall have been waived by all absentees, provided a quorum shall be present, shall be valid for all purposes unless otherwise indicated in the notice calling the meeting or in the waiver of notice. Any and all business may be transacted by any meeting, either regular or special, of the Board of Directors.

     Section 3.08. Location of Directors Meeting. Meetings of the directors may be held at the principal office of the corporation in the State of Nevada, or elsewhere, at such place or places as the Board of Directors may, from time to time, determine.

     Section 3.09. Meetings by Telephone Conference Call. The Board of Directors may provide, by resolution, for the holding of additional regular meetings, without notice other than such resolution. The Board of Directors may hold any such additional regular meetings by telephone conference or other means of electronic communication by which all directors can hear and speak to each of the other directors.

                                                                    Appendix B

         Section 3.10. Quorum. A majority of the Board of Directors in office shall constitute a quorum for the transaction of business, but if at any meeting of the Board there be less than a quorum present, a majority of those present may adjourn from time to time, until a quorum shall be present, and no notice of such adjournment shall be required. The Board of Directors may prescribe rules not in conflict with these Bylaws for the conduct of its business; provided, however, that in the fixing of salaries of the officers of the corporation, the unanimous action of all the directors shall be required.

     Section 3.11. Manner of Acting. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, and the individual directors shall have no power as such.

     Section 3.12. Written Consent to Action by Directors. In accordance with NRS 78.315(2), any action required or permitted to be taken at any annual or special meeting of board of directors, or of a committee thereof may be taken without a meeting, if before or after the action consent thereto is signed by all members of the board or the committee.

     Section 3.13. Order of Business. The regular order of business at meetings of the Board of Directors shall be as follows:


     (a) Reading and approval of the minutes of any previous meeting or meetings;

     (b)  Reports of officers and committeemen;

     (c)  Election of officers;

     (d)  Unfinished business;

     (e)  New business;

     (f)  Adjournment.

     Section 3.14. Report to and Action on behalf of the Stockholders. The Board of Directors shall make a report to the stockholders at annual meetings of the stockholders of the condition of the corporation, and shall furnish each of the stockholders with a true copy thereof upon request.

     The Board of Directors, in its discretion, may submit any contract or act for approval or ratification at any annual meeting of the stockholders called for the purpose of considering any such contract or act, which, if approved, or ratified by the vote of the holders of a majority of the capital stock represented in person or by proxy at such meeting, provided that a lawful quorum of stockholders be there represented in person or by proxy, shall be valid and binding upon the corporation and upon all the stockholders thereof, as if it had been approved or ratified by every stockholder of the corporation.

     Section 3.15. Formation of Executive Committee. The Board of Directors may, by resolution passed by a majority of the whole Board, designate an Executive Committee. This Committee shall consist of two (2) or more members besides the President, who by virtue of his or her office, shall be a member and the chairman thereof. The Committee shall in the interim between the meetings of the Board, exercise all powers of that body in accordance with the general policy of the corporation and under the direction of the Board of Directors. It shall also attend to and supervise all the financial operations of the corporation, and shall examine and audit all the corporation's accounts at the close of each fiscal year, and at such other times, as it may deem necessary. The Secretary shall be the Secretary of the Committee and shall attend its meetings, and its meetings shall be held on the call of the President. All members of the Committee must be given at least two (2) days notice of meetings either by mail, facsimile, e-mail or telegraph or by personal communication, either by telephone or otherwise. A majority of the members of the Committee shall keep due records of all meetings and actions of the Committee, and such records shall at all times be open to the inspection of any director.

     Section 3.16. Compensation. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore.

                                                                    Appendix B

     Section 3.17. Presumption of Assent. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her or her dissent shall be entered in the minutes of the meeting, unless he or she shall file his or her or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered or certified mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

                                   ARTICLE IV.
                                   -----------

                            OFFICERS AND THEIR DUTIES
                            -------------------------

     Section 4.01. Number. The officers of the corporation shall be a president, one or more vice-presidents, as shall be determined by resolution of the Board of Directors, a secretary, a treasurer, and such other officers as may be appointed by the Board of Directors. The Board of Directors may elect, but shall not be required to elect, a chairman of the board and the Board of Directors may appoint a general manager.

     Section 4.02. Election, Term of Office, and Qualifications. The officers shall be chosen by the Board of Directors annually at its annual meeting. In the event of failure to choose officers at an annual meeting of the Board of Directors, officers may be chosen at any regular or special meeting of the Board of Directors. Each such officer (whether chosen at an annual meeting of the Board of Directors to fill a vacancy or otherwise) shall hold his or her office until the next ensuing annual meeting of the Board of Directors and until his or her successor shall have been chosen and qualified, or until his or her death, or until his or her resignation or removal in the manner provided in these Bylaws. Any one person may hold any two or more of such offices, except that the president shall not also be the secretary. No person holding two or more offices shall act in or execute any instrument in the capacity of more than one office. The chairman of the board, if any, shall be and remain a director of the corporation during the term of his or her office. No other officer need be a director.

     Section 4.03. Subordinate Officers, Etc. The Board of Directors may from time to time, by resolution, appoint such additional Vice Presidents and additional Assistant Secretaries, Assistant Chief Financial Officers and Transfer Agents as it may deem advisable; prescribe their duties, fix their compensation, and all such appointed officers shall be subject to removal at any time by the Board of Directors. All officers, agents and factors shall be chosen and appointed in such manner and shall hold their office for such terms as the Board of Directors may by resolution prescribe.

     Section 4.04. Resignations. Any officer may resign at any time by delivering a written resignation to the Board of Directors, the president, or the secretary. Unless otherwise specified therein, such resignation shall take effect on delivery.

     Section 4.05. Removal. Any officer may be removed from office at any special meeting of the Board of Directors called for that purpose or at a regular meeting, by vote of a majority of the directors, with or without cause. Any officer or agent appointed in accordance with the provisions of Section 4.03 hereof may also be removed, either with or without cause, by any officer on whom such power of removal shall have been conferred by the Board of Directors.

     Section 4.06. Vacancies and Newly Created Offices. If any vacancy shall occur in any office by reason of death, resignation, removal, disqualification, or any other cause, or if a new office shall be created, then such vacancies or new created offices may be filled by the Board of Directors at any regular or special meeting.

     Section 4.07. The Chairman of the Board. The Chairman of the Board, if there be such an officer, shall have the following powers and duties.

                                                                    Appendix B

     (a)  He or she shall preside at all shareholders' meetings;

     (b)  He or she shall preside at all meetings of the Board of Directors; and

     (c)  He or she shall be a member of the executive committee, if any.

     Section 4.08. The President. The president shall have the following powers and duties:

          (a) He or she shall be the chief executive officer of the corporation, and, subject to the direction of the Board of Directors, shall have general charge of the business, affairs, and property of the corporation and general supervision over its officers, employees, and agents;

          (b) If no chairman of the board has been chosen, or if such officer is absent or disabled, he or she shall preside at meetings of the shareholders and Board of Directors;

          (c) He or she shall be a member of the executive committee, if any;

          (d) He or she shall be empowered to sign certificates representing shares of the corporation, the issuance of which shall have been authorized by the Board of Directors; and

          (e) He or she shall have all power and shall perform all duties normally incident to the office of a president of a corporation, and shall exercise such other powers and perform such other duties as from time to time may be assigned to him or her by the Board of Directors.

     Section 4.09. The Vice Presidents. The Board of Directors may, from time to time, designate and elect one or more vice presidents, one of whom may be designated to serve as executive vice president. Each vice president shall have such powers and perform such duties as from time to time may be assigned to him or her by the Board of Directors or the president. At the request or in the absence or disability of the president, the executive vice president or, in the absence or disability of the executive vice president, the vice president designated by the Board of Directors or (in the absence of such designation by the Board of Directors) by the president, the senior vice president, may perform all the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the president.

     Section 4.10. Chief Financial Officer. The Chief Financial Officer shall have the custody of all the funds and securities of the corporation. When necessary or proper, he or she shall endorse on behalf of the corporation for collection checks, notes, an other obligations; he or she shall jointly with such other officer as shall be designated by these Bylaws, sign all checks made by the corporation, and shall pay out and dispose of the same under the direction of the Board of Directors. The Chief Financial Officer shall sign with the President all bills of exchange and promissory notes of the corporation; he or she shall also have the care and custody of the stocks, bonds, certificates, vouchers, evidence of debts, securities, and such other property belonging to the corporation as the Board of Directors shall designate; he or she shall sign all papers required by law or by these By-laws or the Board of Directors to be signed by the Chief Financial Officer. Whenever required by the Board of Directors, the Chief Financial Officer shall render a statement of the corporation's cash account; he or she shall enter regularly in the books of the corporation to be kept by him or her for the purpose, full and accurate accounts of all moneys received and paid by him or her on account of the corporation. The Chief Financial Officer shall at all reasonable times exhibit the books of account to any Director of the corporation during business hours, and shall perform all acts incident to the position of Chief Financial Officer subject to the control of the Board of Directors.

     The Chief Financial Officer shall, if required by the Board of Directors, give bond to the corporation conditioned for the faithful performance of all his or her duties as Chief Financial Officer in such sum, and with such security as shall be approved by the Board of Directors, with the expense of such bond to be borne by the corporation.

     Section 4.11. Salaries. The salaries and other compensation of the officers of the corporation shall be fixed from time to time by the Board of Directors, except that the Board of Directors may delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents appointed in accordance with the provisions of Section 4.03 hereof. No officer shall be prevented from receiving any such salary or compensation by reason of the fact that he or she is also a director of the corporation.

                                                                    Appendix B

     Section 4.12. Surety Bonds. In case the Board of Directors shall so require, any officer or agent of the corporation shall execute to the corporation a bond in such sums and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his or her duties to the corporation, including responsibility for negligence and for the accounting of all property, monies, or securities of the corporation which may come into his or her hands.

                                   ARTICLE V.
                                   ----------

                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES
                    ----------------------------------------

     Section 5.01. How Constituted. The Board of Directors may designate an executive committee and such other committees as the Board of Directors may deem appropriate, each of which committees shall consist of two or more directors. Members of the executive committee and of any such other committees shall be designated annually at the annual meeting of the Board of Directors; provided, however, that at any time the Board of Directors may abolish or reconstitute the executive committee or any other committee. Each member of the executive committee and of any other committee shall hold office until his or her successor shall have been designated or until his or her resignation or removal in the manner provided in these Bylaws.

     Section 5.02. Powers. During the intervals between meetings of the Board of Directors, the executive committee shall have and may exercise all powers of the Board of Directors in the management of the business and affairs of the corporation, except for the power to fill vacancies in the Board of Directors or to amend these Bylaws, and except for such powers as by law may not be delegated by the Board of Directors to an executive committee.

     Section 5.03. Proceedings. The executive committee, and such other committees as may be designated hereunder by the Board of Directors, may fix its own presiding and recording officer or officers, and may meet at such place or places, at such time or times and on such notice (or without notice) as it shall determine from time to time. It will keep a record of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following.

     Section 5.04. Quorum and Manner of Acting. At all meetings of the executive committee, and of such other committees as may be designated hereunder by the Board of Directors, the presence of members constituting a majority of the total authorized membership of the committee shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee. The members of the executive committee, and of such other committees as may be designated hereunder by the Board of Directors, shall act only as a committee and the individual members thereof shall have no powers as such.

     Section 5.05. Vacancies. If any vacancies shall occur in the executive committee or of any other committee designated by the Board of Directors hereunder, by reason of disqualification, death, resignation, removal, or otherwise, the remaining members shall, until the filling of such vacancy, constitute the then total authorized membership of the committee and, provided that two or more members are remaining, continue to act. Such vacancy may be filled at any meeting of the Board of Directors.

     Section 5.06. Compensation. The Board of Directors may allow a fixed sum and expenses of attendance to any member of the executive committee, or of any other committee designated by it hereunder, who is not an active salaried employee of the corporation for attendance at each meeting of said committee.

     Section 5.07. Resignations. Any member of the executive committee, and of such other committees as may be designated hereunder by the Board of Directors, may resign at any time by delivering a written resignation to either the president, the secretary, or assistant secretary, or to the presiding officer of the committee of which he or she is a member, if any shall have been appointed and shall be in office. Unless otherwise specified herein, such resignation shall take effect on delivery.

                                                                    Appendix B

     Section 5.08. Removal. The Board of Directors may at any time remove any member of the executive committee or of any other committee designated by it hereunder either for or without cause.

                                   ARTICLE VI.
                                   -----------

                  EXECUTION OF INSTRUMENTS, BORROWING OF MONEY,
                         AND DEPOSIT OF CORPORATE FUNDS

     Section 6.01. Execution of Instruments. Subject to any limitation contained in the Articles of Incorporation or these Bylaws, the president or vice president, may, in the name and on behalf of the corporation, execute and deliver any contract or other instrument authorized in writing by the Board of Directors. The Board of Directors may, subject to any limitation contained in the Articles of Incorporation or in these Bylaws, authorize in writing any officer or agent to execute and delivery any contract or other instrument in the name and on behalf of the corporation; any such authorization may be general or confined to specific instances.

     Section 6.02. Loans. No loans or advances shall be contracted on behalf of the corporation, no negotiable paper or other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the corporation shall be mortgaged, pledged, hypothecated, transferred, or conveyed as security for the payment of any loan, advance, indebtedness, or liability of the corporation, unless and except as authorized by the Board of Directors. Any such authorization may be general or confined to specific instances.

     Section 6.03. Deposits. All moneys of the corporation shall be deposited when and as received by the Chief Financial Officer in such bank or banks or other depository as may from time to time be designated by the Board of Directors, and such deposits shall be made in the name of the corporation.

     Section 6.04. Checks, Drafts, Etc. No note, draft, acceptance, endorsement to other evidence of indebtedness shall be valid or against the corporation unless the same shall be signed by the President or a Vice President, and attested by the Secretary or an Assistant Secretary, or signed by the Chief Financial Officer or an Assistant Chief Financial Officer and countersigned by the President, Vice President, or Secretary, except that the Chief Financial Officer or an Assistant Chief Financial Officer, may, without countersignature, sign payroll checks and make endorsements for deposit to the credit of the corporation in all its duly authorized depositories. No check or order for money shall be signed in blank by more than one (1) officer of the corporation.

     Section 6.05. Bonds and Debentures. Every bond or debenture issued by the corporation shall be evidenced by an appropriate instrument which shall be signed by the president or a vice president and by the secretary and sealed with the seal of the corporation. The seal may be a facsimile, engraved or printed. Where such bond or debenture is authenticated with the manual signature of an authorized officer of the corporation or other trustee designated by the indenture of trust or other agreement under which such security is issued, the signature of any of the corporation's officers named thereon may be a facsimile. In case any officer who signed, or whose facsimile signature has been used on any such bond or debenture, should cease to be an officer of the corporation for any reason before the same has been delivered by the corporation, such bond or debenture may nevertheless be adopted by the corporation and issued and delivered as through the person who signed it or whose facsimile signature has been used thereon had not ceased to be such officer. The corporation shall make no loan or advance of money to any stockholder or officer therein unless the Board of Directors shall otherwise authorize.

     Section 6.06. Sale, Transfer, Etc. of Securities. Sales, transfers, endorsements, and assignments of stocks, bonds, and other securities owned by or standing in the name of the corporation, and the execution and delivery on behalf of the corporation of any and all instruments in writing incident to any such sale, transfer, endorsement, or assignment, shall be effected by the president, or by any vice president, together with the secretary, or by any officer or agent thereunto authorized by the Board of Directors.

                                                                    Appendix B

     Section 6.07. Proxies. Proxies to vote with respect to shares of other corporations owned by or standing in the name of the corporation shall be executed and delivered on behalf of the corporation by the president or any vice president and the secretary or assistant secretary of the corporation, or by any officer or agent there under authorized by the Board of Directors.

     Section 6.08. Mortgages and Liens. The directors shall have the power to authorize and cause to be executed, mortgages and liens without limit as to amount upon the property and franchise of this corporation, and pursuant to the affirmative vote, either in person or by proxy, of the holders of a majority of the capital stock issued and outstanding; the directors shall have authority to dispose in any manner of the whole property of this corporation.

                                  ARTICLE VII.
                                  ------------

                                  CAPITAL STOCK
                                  -------------

     Section 7.01. Issuance. The capital stock of the corporation shall be issued in such manner and at such times and upon such conditions as shall be prescribed by the Board of Directors.

     Section 7.02. Stock Certificates. Ownership of stock in the corporation shall be evidenced by certificates of stock in such forms as shall be prescribed by the Board of Directors, and shall be under the seal of the corporation and signed by the President or the Vice President and also by the Secretary or an Assistant Secretary. All certificates shall be consecutively numbered; the name of the person owing the shares represented thereby with the number of shares and the date of issue shall be entered on the corporation's books. No certificates shall be valid unless it is signed by the President or Vice President and by the Secretary or Assistant Secretary. All certificates surrendered to the corporation shall be canceled and no new certificate shall be issued until the former certificate for the same number of shares shall have been surrendered or canceled.

     Section 7.03. Stock Transfer. No transfer of stock shall be valid as against the corporation except on surrender and cancellation of the certificate therefore, made either in person or under assignment; a new certificate shall be issued therefore. Whenever any transfer shall be expressed as made for collateral security and not absolutely, the same shall be so expressed in the entry of said transfer on the books of the corporation.

     Section 7.04. Transfer Rules and Transfer Agent. The Board of Directors shall have the power and authority to make all such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the corporation. The Board of Directors may appoint a transfer agent and a registrar of transfers and may require all stock certificates to near the signature of each transfer agent and such registrar of transfer.

     Section 7.05. Stock Ledgers. The Stock Transfer Books shall be closed for all meetings of the stockholders for the period of ten (10) days prior to such meetings and shall be closed for the payment of dividends during such periods from time to time may be fixed by the Board of Directors, and during such periods no stock shall be transferable.

     Section 7.06. Lost or Destroyed Certificates. The corporation may issue a new certificate for shares of the corporation in place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate or his or her legal representatives, to give the corporation a bond in such form and amount as the Board of Directors may direct, and with such surety or sureties as may be satisfactory to the board, to indemnify the corporation and its transfer agents and registrars, if any, against any claims that may be made against it or any such transfer agent or registrar on account of the issuance of such new certificate. A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is proper to do so.

                                                                    Appendix B

     Section 7.07. Closing of Transfer Books and Fixing of Record Date.
     ------------------------------------------------------------------

     (a) The Board of Directors shall have power to close the share books of the corporation for a period of not to exceed sixty (60) days preceding the date of any meeting of shareholders, or the date for payment of any dividend, or the date for the allotment of rights, or capital shares shall go into effect, or a date in connection with obtaining the consent of shareholders for any purpose.

     (b) In lieu of closing the share transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital shares shall go into effect, or a date in connection with obtaining any such consent, as a record date for the determination of the shareholders entitled to a notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent.

     (c) If the share transfer books shall be closed or a record date set for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for, or such record date shall be, at least ten (10) days immediately preceding such meeting.

     Section 7.08. No Limitation on Voting Rights; Limitation on Dissenter's Rights. To the extent permissible under the applicable law of any jurisdiction to which the corporation may become subject by reason of the conduct of business, the ownership of assets, the residence of shareholders, the location of offices or facilities, or any other item, the corporation elects not to be governed by the provisions of any statute that (i) limits, restricts, modified, suspends, terminates, or otherwise affects the rights of any shareholder to cast one vote for each share of common stock registered in the name of such shareholder on the books of the corporation, without regard to whether such shares were acquired directly from the corporation or from any other person and without regard to whether such shareholder has the power to exercise or direct the exercise of voting power over any specific fraction of the shares of common stock of the corporation issued and outstanding or (ii) grants to any shareholder the right to have his or her stock redeemed or purchased by the corporation or any other shareholder on the acquisition by any person or group of persons of shares of the corporation. In particular, to the extent permitted under the laws of the state of incorporation, the corporation elects not to be governed by any such provision, including the provisions of the Nevada Control Share Acquisitions Act, Sections 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes, or any statute of similar effect or tenor.

     Section 7.09. Dividends. The Board of Directors shall have the power to reserve over and above the capital stock paid in, such an amount, in its discretion, as it may deem advisable to fix as a reserve fund, and may, from time to time, declare dividends from the accumulated profits of the corporation in excess of the amounts so reserved, and pay the same to the stockholders of the corporation, and may also, if it deems the same advisable, declare stock dividends of the unissued capital stock.

                                  ARTICLE VIII.
                                  -------------

         INDEMNIFICATION, INSURANCE, AND OFFICER AND DIRECTOR CONTRACTS
         --------------------------------------------------------------

     Section 8.01. Indemnification: Third Party Actions. The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful.

                                                                    Appendix B

     Section 8.02. Indemnification; Corporate Actions. The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such a person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine on application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

     Section 8.03. Determination. To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections
8.01 and 8.02 hereof, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith. Any other indemnification under Sections 8.01 and 8.02 hereof, shall be made by the corporation upon a determination that indemnification of the officer, director, employee, or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 8.01 and 8.02 hereof. Such determination shall be made either (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding; or (ii) by independent legal counsel on a written opinion; or (iii) by the shareholders by a majority vote of a quorum of shareholders at any meeting duly called for such purpose.

     Section 8.04. General Indemnification. The indemnification provided by this Section shall not be deemed exclusive of any other indemnification granted under any provision of any statute, in the corporation's Articles of Incorporation, these Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent, and shall inure to the benefit of the heirs and legal representatives of such a person.

     Section 8.05. Advances. Expenses incurred in defending a civil or criminal action, suit, or proceeding as contemplated in this Section may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon a majority vote of a quorum of the Board of Directors and upon receipt of an undertaking by or on behalf of the director, officers, employee, or agent to repay such amount or amounts unless if it is ultimately determined that he or she is to indemnified by the corporation as authorized by this Section.

     Section 8.06. Scope of Indemnification. The indemnification authorized by this Section shall apply to all present and future directors, officers, employees, and agents of the corporation and shall continue as to such persons who ceases to be directors, officers, employees, or agents of the corporation, and shall inure to the benefit of the heirs, executors, and administrators of all such persons and shall be in addition to all other indemnification permitted by law.

     Section 8.07. Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against any such liability and under the laws of the state of incorporation, as the same may hereafter be amended or modified.

                                                                    Appendix B
                                   ARTICLE IX.
                                   -----------

                                  MISCELLANEOUS
                                  -------------

     Section 9.01. Company Records. A copy of the Stock and Transfer Books, Articles of Incorporation and the Bylaws of the corporation shall be kept at its principal office of the corporation in the State of Nevada, and at such other places as may be prescribed by the Board of Directors.

     Section 9.02. Salaries. No director nor executive officer shall be entitled to any salary or compensation for any services performed for the corporation, unless such salary or compensation shall be fixed by resolution of the Board of Directors, adopted by the unanimous vote of all of the directors voting in favor thereof.

                                   ARTICLE X.
                                   ----------

                               AMENDMENT OF BYLAWS
                               -------------------

     Section 10.01. Amendment Procedures. Amendments and changes of these Bylaws may be made at any regular or special meeting of the Board of Directors by a majority vote of the Board of Directors, or may be made by a vote of, or a consent in writing signed by, the holders of a majority of the issued and outstanding capital stock.

                            CERTIFICATE OF SECRETARY
                            ------------------------

     The undersigned does hereby certify that he is the secretary of ZiaSun Technologies, Inc., a corporation duly organized and existing under and by virtue of the laws of the State of Nevada; that the above and foregoing Restated Bylaws of said corporation were duly adopted by the Board of Directors of the corporation and by the Shareholders of the corporation, and that the above and foregoing Bylaws are now in full force and effect.



     Dated: ____________________       ________________________________
                                       Secretary

                                                                    Appendix C
                            ZIASUN TECHNOLOGIES, INC.
                             (A Nevada Corporation)

                         AMENDED 1999 STOCK OPTION PLAN
--------------------------------------------------------------------------------

     The following constitutes the provisions of the 1999 Stock Option Plan of ZiaSun Technologies, Inc.

                                    ARTICLE 1
                                    ---------

                                    OVERVIEW
                                    --------

     1.1 Purpose. The purpose of the 1999 Stock Option Plan (the "Plan") is to attract, retain, and reward persons providing services to ZiaSun Technologies, Inc., a Nevada Corporation, and any successor corporation thereto (collectively referred to as the "Company"), and any present or future parent and/or subsidiary corporations of such corporation (all of which along with the Company being individually referred to as a "Participating Company" and collectively referred to as the "Participating Company Group"), and to motivate such persons to contribute to the growth and profits of the Participating Company Group in the future. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

     1.2   Administration.   The   following   provisions   shall   govern   the
administration of the Plan:

          (a) Administration By Board And/Or Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed, and unless the powers of the committee have been specifically limited.

          (b) Committee Powers. The Committee shall effect the grant of options under the Plan by execution of instruments in writing in a form approved by the Committee. Subject to the express terms and conditions of the Plan, the Committee shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or options and to make all other determinations necessary or advisable for the Plan's administration, including, without limitation, the power to:

               (i) determine which persons meet the requirements of Sections 2, 3, and 4 hereof for selection as participants in the Plan;

               (ii) determine to whom of the eligible persons, if any, options shall be granted under the Plan;

               (iii) establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto, including whether options to be granted there under shall be "Incentive Stock Options," as defined in section 422 of the Code, or nonqualified stock options not described in sections 422(b) or 423(a) of the Code;

               (iv) specify the number of shares to be covered by each option;

               (v) determine the fair market value of shares of the Company's common stock based on the recent fair market price of securities of the same class that are publicly traded.

                                                                    Appendix C

               (vi) take appropriate action to amend any option hereunder, provided that no such action may be taken without the written consent of the affected optionee;

               (vii) cancel outstanding options and issue replacement options therefore with the consent of the affected optionee; and

               (viii)  make  all  other   determinations   deemed  necessary  or
               advisable for administering the Plan.

     The Committee's determination on the foregoing matters shall be conclusive.

          (c) Special Rule for Officers and Directors. The grant of options to employees who are officers or directors of the Company and to nonemployee directors of the Company may be made by and all discretion with respect to the material terms of the options may be exercised by either (i) the Board of Directors, or (ii) a duly appointed committee of the Board composed solely of two or more nonemployee directors having full authority to act in the matter. The term "nonemployee directors" shall have the meaning set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission ("SEC") under section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as that rule may be amended from time to time, and as interpreted by the SEC ("Rule 16b-3").

          (d) Options Authorized. Options may be either Incentive Stock Options as defined in Section 422 of the Code ("Incentive Stock Options") or nonqualified stock options.

     1.3 Eligibility.

          (a) Eligible Persons. Options may be granted only to employees (including officers) and directors of the Participating Company Group, or to individuals who are rendering services as consultants to the Participating Company Group. The Board shall, in its sole discretion, determine which persons shall be granted Options (an "Optionee"). Notwithstanding any other provision of the Plan, no Eligible Person shall in any single calendar year be granted options to purchase more than an aggregate of three hundred thousand (300,000) shares of the Company's common stock under the Plan, as adjusted pursuant to Section 6.2.

          (b) Restrictions on Option Grants. A director of a Participating Company may only be granted a nonqualified stock option unless the director is also an employee of the Participating Company Group. An individual who is rendering services as a consultant, advisor, or other independent contractor may only be granted a nonqualified stock option.

     1.4 Shares Subject to Option. Options shall be for the purchase of shares of the authorized but unissued common stock or treasury shares of common stock $0.001 par value of the Company (the "Stock"), subject to adjustment as provided in Section 6.2 below. The maximum number of shares of Stock which may be issued under the Plan shall be Two Million Five Hundred Thousand (2,500,000) shares. In the event that any outstanding Option for any reason expires or is terminated or canceled and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subject to an Option grant. Notwithstanding the foregoing, any such shares shall be made subject to a new Option only if the grant of such new Option and the issuance of such shares pursuant to such new Option would not cause the Plan or any Option granted under the Plan to contravene Rule 16b-3.

     1.5 Time for Granting Options. All Options shall be granted, if at all, within seven (7) years from the earlier of the date the Plan is adopted by the Board or the date the Plan approved by the stockholders of the Company.

                                                                    Appendix C

     1.6 Terms, Conditions and Form of Options. Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares of Stock for which the Option shall be granted, the exercise price of the Option, the timing and terms of exercisability and vesting of the Option, the time of expiration of the Option, the effect of the Optionee's termination of employment or service, whether the Option is to be treated as an Incentive Stock Option or as a nonqualified stock option, the method for satisfaction of any tax withholding obligation arising in connection with the Option, including by the withholding or delivery of shares of stock, and all other terms and conditions of the Option not inconsistent with the Plan. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish, which agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                                    ARTICLE 2
                                    ---------

                             INCENTIVE STOCK OPTIONS
                             -----------------------

     2.1 Incentive Stock Option Terms and Conditions. Options granted to employees (but not to nonemployee directors) under the terms and conditions of this Section 2 are intended to be Incentive Stock Options under section 422 of the Code. Each Incentive Stock Option granted under the Plan shall be authorized by action of the Committee and shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

          (a) Exercise Price. The exercise price for each Option shall be established at the sole discretion of the Board; provided, however, that:

               (i) the exercise price per share for an Incentive Stock Option shall be not less than one hundred percent (100%) of the fair market value, as determined by the Board based on the recent market price of securities of the same class that are publicly traded;

               (ii) no Incentive Stock Option granted to an Optionee who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code (a "Ten Percent Owner Optionee") shall have an exercise price per share less than one hundred ten percent (110%) of the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of Section 424(a) of the Code.

          (b) Exercise Period of Options. The Board shall have the power to set, including by amendment of an Option, the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that no Option shall be exercisable after the expiration of seven (7) years after the date such Option is granted. No Incentive Stock Option granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, as determined under the stock ownership rules specified in Subsection 2.1(c), shall be exercisable after the expiration of seven (7) years from the date on which that option is granted.

          (c) Determination of Stock Ownership. For purposes of determining in Subsections 2.1(a) and 2.1(b) whether an employee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, an employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. Stock with respect to which the employee holds an option shall not be counted.

                                                                    Appendix C

          (d) Right to Exercise. Each Incentive Stock Option shall become exercisable and vest according to the terms and conditions established by the Board and reflected in the written agreement evidencing the option. In no event shall the right to exercise each Incentive Stock Option fall below the rate of at least 20% per year over five (5) years from the date the option is granted, subject to the condition of continued employment during such time. Notwithstanding the preceding sentences, all outstanding Incentive Stock Options shall immediately become exercisable in full in the event that (i) the shareholders of the Company approve a dissolution or liquidation of the Company or a sale of all or substantially all of the Company's assets to another entity; (ii) a tender within the meaning of section 14 of the Securities Exchange Act of 1934, as amended, is made for five percent (5%) or more of the Company's outstanding capital stock by any person other than the Company or an affiliate; or (iii) the Company effects an underwritten public offering of its securities pursuant to a registration statement filed under the Securities Act of 1933. Each Incentive Stock Option shall be subject to termination before its date of expiration as provided in Subsection 2.1(e).

          (e) Termination of Employee Options. If an optionee who is an employee ceases to be an employee of the Company, his or her rights to exercise an Incentive Stock Option then held shall be only as follows:

               (i) Death. If an optionee dies while he or she is employed by the Company, the optionee's estate shall have the right for a period of six (6) months (or such longer period as the Committee may determine at the date of grant or during the term of the option) after the date of death to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

               (ii) Disability. If an optionee's employment with the Company ends because the optionee becomes disabled, the optionee or his or her qualified representative (in the event of the optionee's mental disability) shall have the right for a period of twelve
               (12) months after the date on which the optionee's employment ends to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

               (iii) Resignation. If an optionee voluntarily resigns from the Company, the optionee shall have the right for a period of two
               (2) months after the date of resignation to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

               (iv) Termination for Reasons other than Cause. If an optionee's employment is terminated by the Company for reasons other than "Cause," the optionee shall have the right for a period of two
               (2) months after the date of termination to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. The termination of an optionee's employment by the Company will be for reasons other than Cause if the termination is NOT due to an act by the optionee that is described below under "Termination for Cause."

                                                                    Appendix C

               (v) Termination for Cause. If an optionee's employment is terminated by the Company for "Cause," the optionee shall have the right for a period of one (1) month after the date of termination to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. For the purpose of this clause, "Cause" shall mean that: the optionee is determined by the Committee to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage, or injury to the Company, or because the optionee has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer of the Company to break any contract with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or has engaged in any conduct that constitutes unfair competition with the Company.

          (f) Notice of Sale. If an optionee sells or otherwise disposes of any Shares acquired upon exercise of an Incentive Stock Option, the optionee shall give the Company notice of the sale or disposition within five business (5) days thereafter.

          (g) Other Reasons. If an optionee's employment with the Company ends for any reason not mentioned above in this Subsection 2(e), all rights of the optionee in an Incentive Stock Option, to the extent that it has not been exercised, shall terminate 30 days after the date the optionee's employment ends.

          (h) Limit on Exercise of Incentive Stock Options. To the extent that the aggregate fair market value (determined as of the time the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds One Hundred Thousand Dollars ($100,000), the options shall be treated as options that are not Incentive Stock Options.

                                    ARTICLE 3
                                    ---------

                            NONQUALIFIED STOCK OPTION
                            -------------------------

     3.1 Nonqualified Stock Option Terms and Conditions. The options granted under the terms and conditions of this Section 3 are nonqualified stock options and are not intended to qualify as either a qualified stock option or an Incentive Stock Option as those terms are defined by applicable provisions of the Code. Each nonqualified stock option granted under the Plan shall be authorized by action of the Committee and shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

          (a) Exercise Price. The exercise price of each nonqualified stock option shall not be less than eighty five percent (85%) of the fair market value of a Share of the Company on the date the option is granted; provided, however, that the exercise price of a nonqualified stock option granted to an individual who owns stock possessing more than ten percent (10%) of the combined voting power of the Company, its parent, or subsidiaries shall not be less than one hundred ten percent (110%) of the fair market value of a Share of the Company on the date the option is granted. The fair market value of each nonqualified stock option shall be determined by the Board based on the recent market price of securities of the same class that are publicly traded.

                                                                    Appendix C

          (b) Exercise Period of Options. The Board shall have the power to set, including by amendment of an Option, the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that no Option shall be exercisable after the expiration of seven (7) years after the date such Option is granted. No nonqualified stock option granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, as determined under the stock ownership rules specified in Subsection 3.1(c), shall be exercisable after the expiration of seven (7) years from the date on which that option is granted.

          (c) Determination of Stock Ownership. For purposes of determining in Subsections 3.1(a)and 3.1(b) whether an employee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, an employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. Stock with respect to which the employee holds an option shall not be counted.

          (d) Right to Exercise. Each nonqualified stock option shall become exercisable and vest according to the terms and conditions established by the Committee and reflected in the written agreement evidencing the option. Each nonqualified stock option shall be subject to termination before its date of expiration as provided in Subsection 3.1(e). In no event shall the right to exercise each nonqualified stock option fall below the rate of at least 20% per year over five (5) years from the date the option is granted, subject to the condition of continued employment during such time.

          (e) Terminations of Options. If an optionee ceases to be an employee of the Company, his or her rights to exercise a nonqualified stock option then held shall be only as follows:

               (i) Death. If an optionee dies while he or she is employed by the Company, the optionee's estate shall have the right for a period of six (6) months (or such longer period as the Committee may determine at the date of grant or during the term of the option) after the date of death to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

               (ii) Disability. If an optionee's employment with the Company ends because the optionee becomes disabled, the optionee or his or her qualified representative (in the event of the optionee's mental disability) shall have the right for a period of twelve
               (12) months after the date on which the optionee's employment ends to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

               (iii) Resignation. If an optionee voluntarily resigns from the Company, the optionee shall have the right for a period of two
               (2) months after the date of resignation to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

                                                                    Appendix C

               (iv) Termination For Reasons Other Than Cause. If an optionee's employment is terminated by the Company for reasons other than "Cause," the optionee shall have the right for a period of two
               (2) months after the date of termination to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. The termination of an optionee's employment by the Company will be for reasons other than Cause if the termination is NOT due to an act by the optionee that is described below under "Termination for Cause."

               (v) Termination For Cause. If an optionee's employment is terminated by the Company for "Cause," the optionee shall have the right for a period of one (1) month after the date of termination to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. For the purpose of this clause, "Cause" shall mean that: the optionee is determined by the Committee to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage, or injury to the Company, or because the optionee has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer of the Company to break any contract with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or has engaged in any conduct that constitutes unfair competition with the Company.

                                    ARTICLE 4
                                    ---------

                          NON-EMPLOYEE DIRECTOR OPTIONS
                          -----------------------------

     4.1 Grants to Non-Employee Directors. All options granted to nonemployee directors shall be subject to the following terms and conditions:

          (a) Limits. The aggregate amount of Shares (as adjusted pursuant to Section 6.2) subject to options granted to all nonemployee directors as a group shall not exceed twenty percent (20%) of the Shares plus Shares underlying expired or terminated options that are added back to the number of Shares available under the Plan.

          (b) Nonqualified Options. All stock options granted to nonemployee directors pursuant to the Plan shall be nonqualified stock options.

          (c) Exercise Price. The exercise price of each option granted to a nonemployee director shall not be less than 85% of fair market value per Share; provided, however, that the exercise price of an option granted to a nonemployee director who owns stock possessing more than ten percent (10%) of the combined voting power of the Company, its parent, or subsidiaries shall not be less than one hundred ten percent (110%) of the fair market value of a Share of the Company on the date the option is granted. The fair market value of the Shares shall be determined by the Board based on the recent market price of securities of the same class that are publicly traded.

          (d) Duration of Options. Each option granted to a nonemployee director shall be for a term determined by the Board; provided, however, that the term of any option may not exceed seven (7) years.

          (e) Right to Exercise. Each option granted to a nonemployee director shall become exercisable and vest according to the terms and conditions established by the Board and reflected in the written agreement evidencing the option. In no event shall the right to exercise each non-employee director option fall below the rate of at least 20% per year over five (5) years from the date the option is granted, subject to the condition of continued employment during such time. Each option granted to a nonemployee director shall be subject to termination before its date of expiration as provided in Subsection 4.1(f).

                                                                    Appendix C

          (f) Terminations of Non-employee Director Options. If a non-employee director ceases to be a director of the Company, his or her rights to exercise an option then held shall be only as follows:

               (i) Death. If a nonemployee director dies while he or she is serving on the Board of the Company, the director's estate shall have the right for a period of six (6) months (or such longer period as the Committee may determine at the date of grant or during the term of the option) after the date of death to exercise the option to the extent the director was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. A director's "estate" shall mean the director's legal representative or any person who acquires the right to exercise an option by reason of the director's death.

               (ii) Disability. If a nonemployee director's Board membership ends because the director becomes disabled, the director or his or her qualified representative (in the event of the director's mental disability) shall have the right for a period of twelve
               (12) months after the date on which the director's Board membership ends to exercise the option to the extent the director was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

               (iii) Resignation. If a nonemployee director voluntarily resigns from the Company's Board, the director shall have the right for a period of six (6) months after the date of resignation to exercise the option to the extent the director was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

               (iv) Termination for Reasons other than Cause. If a nonemployee director's Board membership is terminated by the Company for reasons other than "Cause," the director shall have the right for a period of six (6) months after the date of termination to exercise the option to the extent the director was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. The termination of a nonemployee director's Board membership will be for reasons other than Cause if the termination is NOT due to an act by the director that is described below under "Termination for Cause."

               (v) Termination For Cause. If a nonemployee director's Board membership is terminated by the Company for "Cause," the director shall have the right for a period of one (1) month after the date of termination to exercise the option to the extent the director was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. For the purpose of this clause, "Cause" shall mean that: the director is determined by the Committee to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage, or injury to the Company, or because the director has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer of the Company to break any contract with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or has engaged in any conduct that constitutes unfair competition with the Company.

                                                                    Appendix C

               (vi) Other Reasons. If a nonemployee director's Board membership ends for any reason not mentioned above in this Subsection 4.1(f), all rights of the director in an option, to the extent that it has not been exercised, shall terminate on the date the director's Board membership ends.

                                    ARTICLE 5
                                    ----------

                    STANDARD FORMS OF STOCK OPTION AGREEMENT
                    ----------------------------------------

     5.1 Incentive Stock Options. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as an Incentive Stock Option shall comply with and be subject to the terms and conditions of an Incentive Stock Option Agreement which shall be in such form as designated by the Board of Directors or Committee from time to time.

     5.2 Nonqualified Stock Options. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as a Nonqualified Stock Option shall comply with and be subject to the terms and conditions of a Nonqualified Stock Option Agreement which shall in such form as designated by the Board of Directors or Committee from time to time.

     5.3 Standard Term For Options. Unless otherwise provided for by the Board in the grant of an Option, any Option granted hereunder shall be exercisable for a term of seven (7) years.

     5.4 Authority To Vary Terms. The Board shall have the authority from time to time to modify, extend, renew or vary the terms of any of the standard forms of Stock Option Agreement described in Article 6 below either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are not immediately exercisable.

                                    ARTICLE 6
                                    ---------

            ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS
            ---------------------------------------------------------

     The following terms and conditions shall apply to all options granted pursuant to the plan:

     6.1 Payment of Exercise Price.

          (a) Exercise of Options. Optionees may exercise options only by providing written notice to the Company at the address specified in the written agreement evidencing the option. The notice must be accompanied by full payment in cash for the Shares as to which the options are exercised.

          (b) Forms of Payment Authorized. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's stock owned by the Optionee having a fair market value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the exercise price, (iii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T., as promulgated from time to time by the Board of Governors of the Federal Reserve System), (iv) by the withholding of shares being acquired upon exercise of the Option having a fair market value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the exercise price, or (v) by any combination thereof. The Board may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price and/or which otherwise restrict one (1) or more forms of consideration.

                                                                    Appendix C

          (c) Tender of Company Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of the Company's stock to the extent such tender of stock, as determined by the Board, would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of the Company's stock unless such shares of the Company's stock either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company. An optionee may also exercise an option by the delivery and surrender of Shares which (i) have been owned by the optionee for at least six (6) months or for such other period as the Committee may require; and (ii) have an aggregate fair market value on the date of surrender equal to the exercise price. In addition, an option may be exercised by delivering to the Company (i) an exercise notice instructing the Company to deliver the certificates for the Shares purchased to a designated brokerage firm; and (ii) a copy of irrevocable instructions delivered to the brokerage firm to sell the Shares acquired upon exercise of the option and to deliver to the Company from the sale proceeds sufficient cash to pay the exercise price and applicable withholding taxes arising as a result of the exercise

          (d) Assignment of Proceeds of Sale. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

     6.2 Adjustment of and Changes In Capitalization.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding option, and the number of Shares which have been authorized for issuance under the Plan but as to which no options have yet been granted, as well as the price per Share covered by each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

          (b) Dissolution, Liquidation, Sale, or Merger. In the event of a proposed dissolution or liquidation of the Company, options outstanding under the Plan shall terminate immediately before the consummation of such proposed action. The Board will, in such circumstances, provide written notice to the optionees of the expected dates of termination of outstanding options and consummation of the proposed dissolution or liquidation.

                                                                    Appendix C

          In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in a transaction in which the Company is not the surviving corporation, outstanding options may be assumed or equivalent options may be substituted by the successor corporation (or a parent or subsidiary of the successor corporation), unless the successor corporation does not agree to assume the options or to substitute equivalent options. If outstanding options are not assumed or substituted by equivalent options, all outstanding options shall terminate immediately before the consummation of the sale or merger (subject to the actual consummation of the sale or merger) and the Company shall provide written notice to the optionees of the expected dates of termination of the options and consummation of the transaction. If the transaction is not consummated, unexercised options shall continue in accordance with their original terms.

          (c) Notice of Adjustments, Fractional Shares. To the extent the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 6.2. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option which was in fact so adjusted and the adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

          No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in this Section 6.2.

          Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of Shares subject to the option, and no adjustment by reason thereof shall be made. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     6.3 Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

          (a) the acquisition of direct or indirect ownership of stock by any person, entity or group of persons or entities acting in concert possessing more than a majority of the beneficial interest in the voting stock of the Company;

          (b) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

          (c) a merger or consolidation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation;

          (d) the sale, exchange, or transfer of all, or substantially all, of the assets of the Company other than a sale, exchange, or transfer to one (1) or more subsidiary of the Company; or

                                                                    Appendix C

          (e) a liquidation or dissolution of the Company. For purposes of the foregoing, if a group of persons or entities begins to act in concert, and if such group meets the beneficial ownership requirements set forth in clause (a) above, then such acquisition shall be deemed to have occurred on the date the Company first becomes aware of such group or its actions.

          (f) a Stock Option Agreement may, in the discretion of the Board, provide for accelerated vesting in the event of a Transfer of Control. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under outstanding stock option agreements or substitute options for the Acquiring Corporation's stock for such outstanding Options. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding Options in connection with the Transfer of Control, any unexercisable and/or unvested shares subject to such outstanding stock option agreements shall be immediately exercisable and fully vested as of the date thirty (30) days prior to the proposed effective date of the Transfer of Control. The exercise and/or vesting of any Option that was permissible solely by reason of this Section 6.3 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

     6.4 Options Non-Transferable. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. In addition, in order for Shares acquired upon exercise of Incentive Stock Options to receive the tax treatment afforded such Shares, the Shares may not be disposed of within two years from the date of the option grant nor within one year after the date of transfer of such Shares to the optionee.

     6.5 Termination or Amendment of Plan or Options. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan or any Option at any time; provided, however, that without the approval of the Company's stockholders, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of
Section 6.2 above), (b) no change in the class eligible to receive Incentive Stock Options, and (c) no expansion in the class eligible to receive nonqualified stock options. In addition to the foregoing, the approval of the Company's stockholders shall be sought for any amendment to the Plan for which the Board deems stockholder approval necessary in order to comply with Rule 16b-3. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option.

     The Plan, unless sooner terminated, shall terminate on December 14, 2006, seven (7) years from the date the Plan was originally adopted by the Board. An option may not be granted under the Plan after the Plan is terminated.

     6.6 Information to Optionees. The Company shall provide to each Optionee during the period for which he or she has one or more outstanding options, copies of all annual reports and all other information which is provided to shareholders of the Company. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.

     6.7 Privileges of Stock Ownership, Securities Law Compliance. No Optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the Optionee. The exercise of any option under the Plan shall be conditioned upon the registration of the Shares with the SEC and qualification of the options and underlying Shares under the California securities laws, unless in the opinion of counsel to the Company registration or qualification is not necessary. The Company shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options.

                                                                    Appendix C

     6.8 Limitation of Rights.

          (a) No Right to an Option. Nothing in the Plan shall be construed to give any employee or any nonemployee director of the Company any right to be granted an option.

          (b) No Employment Rights. Neither the Plan nor the granting of an option nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will employ or continue the Board membership of an optionee for any period of time, or in any position, or at any particular rate of compensation.

     6.9 Limitations on Number of Shares. At no time shall the total number of shares issuable upon exercise of all outstanding options and the total number of shares called for under the Plan exceed a number of shares which is equal to 30% of the then outstanding shares of the Company.

                                    ARTICLE 7
                                    ---------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     7.1 Effective Date of Plan. The Plan will become effective upon approval by the Company's shareholders within twelve (12) months of the date the Plan is adopted by the Company's Board of Directors. Options may be granted under the Plan at any time after the Plan becomes effective and before the termination of the Plan.

     7.2 Indemnification. To the extent permitted by applicable law in effect from time to time, no member of the Board or the Committee shall be liable for any action or omission of any other member of the Board or Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee arising with respect to the Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding; provided the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This section does not apply to any action instituted or maintained in the right of the Company by a shareholder or holder of a voting trust certificate representing shares of the Company. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

     7.3 Withholding. The Company shall have the right to condition the issuance of Shares upon exercise of an option upon payment by the optionee of any applicable taxes required to be withheld under federal, state or local tax laws or regulations in connection with the exercise. To the extent permitted in an optionee's stock option agreement, an optionee may elect to pay such tax by (i) requesting the Company to withhold a sufficient number of Shares from the total number of Shares issuable upon exercise of the option or (ii) delivering a sufficient number of Shares which have been held by the optionee for at least six (6) months (or such other period as the Committee may require) to the Company. This election is subject to approval or disapproval by the Committee. The value of Shares withheld or delivered shall be the fair market value of the Shares on the date the exercise becomes taxable as determined by the Committee.

                                                                    Appendix C

     7.4 Further Assurances. All parties to this Plan agree to perform any and all further acts and to execute and deliver any documents that may reasonably be necessary to carry out the provisions of this Plan.

     7.5 Attorneys' Fees. In any legal action or other proceeding brought by any party to enforce or interpret the terms of this Plan, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs.

     7.6 Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of California.

     7.7 Notices. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

     7.8 Entire Agreement. This Plan, together with those documents that are referenced in the Plan, are intended to be the final, complete, and exclusive statement of the terms of the agreement between Employee and the Company with regard to the subject matter of this Plan. This Agreement supersedes all other prior agreements, communications, and statements, whether written or oral, express or implied, pertaining to that subject matter. This Plan may not be contradicted by evidence of any prior or contemporaneous statements or agreements, oral or written, and may not be explained or supplemented by evidence of consistent additional terms. This Plan does not effect the terms and conditions of any options granted by the Company prior to the date of adoption of this Plan by the Board of Directors.

     7.9 Successors and Assigns. Optionee agrees that he will not assign, sell, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any rights or obligations under this Plan, except as expressly permitted by this Plan. Any such purported assignment, sale, transfer, delegation, or other disposition shall be null and void. Subject to the limitations set forth in this Plan, the Plan shall be binding on and inure to the benefit of the successors and assigns of the Company and any successors and permitted assigns of Employee, including any of his executors, administrators, or other legal representatives. It shall not benefit any person or entity other than those specifically enumerated in this Agreement.

     7.10 Severability. If any provision of this Plan, or its application to any person, place, or circumstance, is held by an arbitrator or a court of competent jurisdiction to be invalid, unenforceable, or void, that provision shall be enforced to the greatest extent permitted by law, and the remainder of this Agreement and of that provision shall remain in full force and effect as applied to other persons, places, and circumstances.

     7.11 Interpretation. This Plan shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. By way of example and not in limitation, this Plan shall not be construed in favor of the party receiving a benefit nor against the party responsible for any particular language in this Plan. Captions are used for reference purposes only and should be ignored in the interpretation of the Plan. Unless the context requires otherwise, all references in this Plan to Paragraphs are to the paragraphs of this Plan.

     The undersigned hereby certify that the foregoing Amended 1999 Stock Option Plan was duly adopted and approved by the Board of Directors on June 5, 2000.



------------------------------              -----------------------------------
Allen D. Hardman                            Dennis McGrory
President and CEO                           Secretary

                            ZIASUN TECHNOLOGIES, INC.

                                    PROXY
--------------------------------------------------------------------------------

     The undersigned hereby appoints the Board of Directors, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote ALL of the shares of the common stock of ZiaSun Technologies, Inc., standing in the name of the undersigned at the ANNUAL Meeting of SHAREHOLDERS to be held on November 3, 2000, and upon such other matters as may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

The Directors Recommend a vote FOR Proposals 1, 2, 3 and 4.

1. Election of Directors: The Election of Allen D. Hardman, D. Scott Elder, Ross W. Jardine, Hans Von Meiss and Christopher D. Outram, as Directors of the Company to serve for a term of one (1) year until the next annual meeting of shareholders or until their successor is duly appointed and qualified.

           FOR all nominees (except as             WITHHOLD AUTHORITY
           marked to the contrary above) [ ]       to vote for all nominees [ ]

     If withholding authority for a specific nominee please cross a line through said directors name above.

2. The proposal to amend the Company's Articles of Incorporation to increase the number of common shares which the company is authorized to issue to 250,000,000 shares of Common Stock, $0.001 par value.

           FOR [ ]           AGAINST [ ]               ABSTAIN [ ]

3.   To approve the adoption of the Restated Bylaws.

           FOR [ ]           AGAINST [ ]               ABSTAIN [ ]

4.   To approved the adoption of the 1999 Stock Option Plan, as amended.

           FOR [ ]           AGAINST [ ]               ABSTAIN [ ]

--------------------------------------------------------------------------------

                            PROXY/VOTING INSTRUCTIONS
                Annual Meeting of Shareholders - November 3, 2000

     The shares represented by this proxy will be voted as directed by the Shareholder. If no specification is made, the shares will be voted FOR ALL proposals. When signing as attorney, executor, administrator, trustee or guardian, give full title as such, and when stock has been issued in the names of two or more persons, all should sign unless evidence of authority to sign on behalf of the others is attached.

Shares Represented by Proxy: _____________________

Dated: ________________________________

--------------------------------              ----------------------------------
Signatures                                    Signatures

--------------------------------              ----------------------------------
Name of Shareholder                           Name of Shareholder

PLEASE RETURN ALL PROXIES TO:                 ZIASUN TECHNOLOGIES, INC.
                                              462 Stevens Avenue
                                              Suite 106
                                              Solana Beach, California  92075